                                                                    Exhibit 99.3

                                     [LOGO]
                                   Huntington

                       Fourth Quarter and Full Year 2001
                                Earnings Review
                                January 18, 2002

                                                                          [LOGO]
MEETING PARTICIPANTS

Tom Hoaglin
     -    Chairman, President and Chief Executive Officer

Mike McMennamin
     -    Vice Chairman and Chief Financial Officer

Jay Gould
     -    Sr. Vice President - Investor Relations

                                                                          [LOGO]
FOURTH QUARTER OVERVIEW

-    Met earnings expectation

-    Strengthened the loan loss reserve

-    Grew revenue

-    Improved operating efficiency

                                                                          [LOGO]
FOURTH QUARTER PERFORMANCE HIGHLIGHTS - VS. 3Q01 (1)

OPERATING BASIS (1)
-    Earnings per share                                       $0.30
-    Core deposit growth                                          7 % annualized
-    Revenue growth                                               2 %
-    Net interest margin up 7 basis points                     4.11 %
-    Efficiency ratio down 1.7 percentage points               55.8 %
-    Net charge-offs up 30 basis points                        1.04 %
-    NPAs up $17 million or 8%                               $227.5 MM
-    Loan loss reserve up 23 basis points                      1.90 %

ONE-TIME ITEMS
- $32 million after tax benefit to tax expense related to issuance of REIT preferred stock
-    $50 million pretax addition to allowance for loan losses

(1) Excluding after tax impact of restructuring and other charges, as well as 4Q01 one-time items

                                                                          [LOGO]
FOURTH QUARTER 2001 EARNINGS

    ($MM)                            Reported          Charges         Operating
    -----                            --------          -------         ---------

Net interest income                   $255.2                            $255.2
Provision                             (108.3)          $(50.0)           (58.3)
Non-interest income                    133.0                             133.0
Security gains                           0.1                               0.1
Non-interest expense                  (242.4)           (15.1)          (227.3)
                                      -------          -------          -------
         Pretax income                  37.6            (65.1)           102.7
                                      -------          -------          -------
         Net income                    $65.6            $(9.8)           $75.5
                                      =======          =======          =======
         EPS                           $0.26           $(0.04)           $0.30

                                                                          [LOGO]
RESTRUCTURING AND OTHER CHARGES

     ($MM)                            Original
                                      Estimate   2Q01     3Q01    4Q01   To Date
                                      --------   ----     ----    ----   -------
Restructuring                           $  64     ---     $ 33    $  4    $  37
-------------
         Branches/ATMs/ops
         Retention/transition
         Corporate overhead
         Facilities
         e-Commerce
Impairment                                 45      37      ---     ---       43
----------
         I/O strip
         PG & E
         Auto residuals
         Other
Credit                                     72      72      ---     ---       72
------
         120 day delinquencies
         Exited Tier II
         Exited truck & equipment
Other                                      34       2       18      11       25
-----                                   -----   -----     ----    ----     ----
         Total pretax charge            $ 215   $ 111     $ 51    $ 15     $177

                                                                          [LOGO]

PERFORMANCE HIGHLIGHTS (1)

                                 4Q01              3Q01             4Q00
                                 ----              ----             ----
EPS - operating                 $0.30             $0.30            $0.30
EPS - cash basis (2)             0.33              0.33             0.33
ROA                              1.07 %            1.07 %           1.06 %
ROE                              12.7              12.6             12.9
Efficiency ratio                 55.8              57.5             58.5
NIM                              4.11              4.04             3.70
Tangible equity/assets (3)       6.04              5.96             5.87

(1) Excluding after tax impact of restructuring and other charges of $9.8 MM in 4Q01 and $33.0 MM in 3Q01
(2) Cash basis ratios are based on operating earnings excluding goodwill amortization of $7.7 MM in 4Q01, $7.8 MM in 3Q01, and $7.8 MM in 4Q00, net of tax
(3)  Period end

                                                                          [LOGO]
INCOME STATEMENT (1)

         ($MM)               4Q01     3Q01    4Q00
         -----               ----     ----    ----
Net interest income        $255.2   $249.8  $233.1
Provision                   (58.3)   (49.6)  (32.5)
Non-interest income         133.0    129.4   129.7
Security gains                0.1      1.1     0.8
Non-interest expense       (227.3)  (228.9) (223.9)
                           -------  ------- -------
         Pretax income      102.7    101.8   107.2
                           -------  ------- -------
         Net income         $75.5    $75.7   $76.2
                           =======  ======= =======

(1) Excluding after tax impact of restructuring and other charges of $9.8 MM in 4Q01 and $33.0 MM in 3Q01

                                                                          [LOGO]
NET INTEREST MARGIN

                                    [GRAPH]

           Net Interest
             Income             Margin

1Q00         $240.7             3.78%
2Q00         $232.8             3.72%
3Q00         $235.9             3.74%
4Q00         $233.1             3.70%
1Q01         $243.1             3.93%
2Q01         $248.0             3.97%
3Q01         $249.8             4.04%
4Q01         $255.2             4.11%

                                                                          [LOGO]
MANAGED LOAN GROWTH

Average   ($B)                          Annualized Growth
-------                                 -----------------
                                      4Q01 vs.      3Q01 vs.      4Q01 vs.
                          4Q01         3Q01           2Q01         4Q00

Commercial              $  6.5         (11) %          (4) %        (1) %
Commercial real estate     3.9           18             16           10
                        ------         ------          -----        -----
   Total commercial/CRE   10.4          ---              3            3
                        ------         ------          -----        -----
Auto loan/lease            7.3            2             13            5
Installment                1.6         (10)            (4)          (4)
Home equity lines          2.5           21             19           18
Residential real estate    0.9            9            ---            7
                        ------         ------          -----        -----
         Total consumer   12.3            5             10            6
                        ------         ------          -----        -----
Managed loans            $22.7            2 %            7 %          5 %
                        ======

Note: Growth percentages normalized for acquisitions, portfolio sales and securitizations

                                                                          [LOGO]
CORE DEPOSIT TRENDS

Average        ($B)                         Annualized Growth
-------                                     -----------------
                                            4Q01 vs.   3Q01 vs.   4Q01 vs.
                                  4Q01        3Q01      2Q01       4Q00
                                  ----        ----      ----       ----
         Demand                 $  3.4         8 %      12 %        3 %
         Interest bearing          5.5        38        27         23
         Savings                   3.4        (9)       (8)        (3)
         CD's                      7.1        (4)       11         (5)
                                ------       ------    ------     ------
                  Total          $19.4         7 %      11 %        3 %
                                ======

                                                                          [LOGO]
NON-INTEREST INCOME (1)

($MM)                                  Better or (Worse) vs.
                                       ---------------------
                              4Q01      3Q01       3Q01(2)      4Q00
                              ----      ----       -------      ----
Deposit service charges    $  42.8      $1.0          2 %          9 %
Brokerage/insurance           21.0       1.1          5           23
Trust income                  15.3      (0.2)        (1)           6
Other service charges         12.6       0.2          2            9
Mortgage banking              15.8       1.2          8           32
Other                         25.5       0.3          1          (28)
                            ------      ----       -------      ----
         Total              $133.0      $3.6          3 %          3 %
                            ======

(1) Excludes security gains
(2) Linked quarter percentage growth is not annualized

                                                                          [LOGO]
NON-INTEREST EXPENSE (1)

($MM)                                                Better or (Worse) vs.
                                                     ---------------------
                                  4Q01          3Q01     3Q01(2)        4Q00
                                  ----          ----     -------        ----

Personnel costs                 $118.1          $2.6          2 %        (12) %
Occupancy & equipment             40.5          (1.1)        (3)          (3)
Outside services                  18.0          (0.6)        (4)         (11)
Amortization of intangibles       10.1           ---        ---            4
Marketing                          6.3           0.6          8           40
Other                             34.3           ---        ---           17
                                ------         -----      -----         -------
         Total                  $227.3          $1.5          1 %         (2) %
                                ======

(1) Excludes pre tax impact of restructuring and other charges of $15.1 MM in 4Q01 and $50.8 MM in 3Q01
(2)  Linked quarter percentage growth is not annualized

                                                                          [LOGO]
CREDIT QUALITY OVERVIEW

                                4Q01              3Q01             4Q00
                                ----              ----             ----
NPAs/total loans + OREO         1.05 %            0.97 %           0.51 %
Net charge-offs
   -    Reported                1.04              0.74             0.50
   -    Adjusted (1)            0.98              0.61             0.50
90+ days past due               0.42              0.43             0.39
         Consumer               0.61              0.55             0.62
         Commercial/CRE         0.22              0.30             0.15
Reserve/total loans             1.90              1.67             1.45
Reserve/NPAs                     180               171              279

(1) Excludes impact of net charge-offs on exited portfolios for which reserves were previously established

                                                                          [LOGO]
Non-performing Asset Composition

                                    [GRAPH]

         Commercial   Comm. RE    Residential RE   OREO       NPA/Loans + OREO
1Q00         40.6       24.5          10.9         16.3            0.45%
2Q00         45.1       22.8          11.6         15.7            0.46%
3Q00         44.9       23.0           8.6         12.0            0.44%
4Q00         55.8       28.0          10.2         11.4            0.51%
1Q01         62.7       36.2          12.0         14.0            0.60%
2Q01         116.0      28.2          11.9          9.9            0.79%
3Q01         148.2      42.2          11.7          8.1            0.97%
4Q01         160.9      48.4          11.8          6.4            1.05%

                                                                          [LOGO]
NET CHARGE-OFFS - ADJUSTED (1)

                            4Q01             3Q01              4Q00
                            ----             ----              ----
Commercial                  1.39 %           0.56 %            0.29 %
Commercial real estate      0.08              ---              0.01
Consumer
   Auto loans - indirect    1.46             1.05              1.46
   Auto lease               1.55             1.27              0.86
                            ----             ----              ----
            Indirect        1.51             1.17              1.14
   Installment              0.86             0.88              0.62
   Home equity lines        0.38             0.34              0.28
   Residential real estate  0.17             0.05              0.15
                            ----             ----              ----
      Total consumer        1.05             0.85              0.79
                            ----             ----              ----
Total                       0.98 %           0.61 %            0.50 %

(1) Excludes impact of net charge-offs on exited portfolios for which reserves were previously established. Reported total consumer net charge-offs were 1.17% in 4Q01, 1.07% in 3Q01 and 0.79% in 4Q00. Reported total net charge-offs were 1.04% in 4Q01, 0.74% in 3Q01 and 0.50% in 4Q00.

                                                                          [LOGO]
FULL-YEAR PERFORMANCE HIGHLIGHTS (1)

                                 2001              2000
                                 ----              ----
EPS - operating                 $1.17             $1.45
EPS - cash basis (2)             1.29              1.55
ROA                              1.04 %            1.26 %
ROE                              12.3              15.8
Efficiency ratio                 58.4              56.2
NIM                              4.02              3.73

(1) Excluding after tax impact of restructuring and other charges of $115.0 MM in 2001 and $32.5 MM in 2000
(2) Cash basis ratios are based on operating earnings excluding goodwill amortization of $31.0 MM in 2001 and $28.3 MM in 2000, net of tax

                                                                          [LOGO]
                                  2002 OUTLOOK

                                                                          [LOGO]
2002 ECONOMIC ENVIRONMENT ASSUMPTIONS

-    First half of the year

     -    Weak economy continues

     -    Credit quality trends remain negative

-    Second half of the year

     -    Modest economic recovery begins

     -    Credit quality trends modestly improve

-    Interest rates

     -    Modest increases throughout the year

     -    Flattening of the yield curve

                                                                          [LOGO]
2002 PERFORMANCE ASSUMPTIONS

-    Operating earnings of $1.32 - $1.36 per share

-    Continued high levels of charge-offs and NPAs

-    Modest growth in loans

-    Continued growth in core deposits

-    Expansion of the net interest margin

-    Modest expense growth

-    Continued improvement in the efficiency ratio

-    A $300 - $400 million share repurchase program

                                                                          [LOGO]



                                   2001 & 2002
                                    SUMMARY

                                                                          [LOGO]
2001 Accomplishments Summary

-    Completed strategic review and initiated restructuring

-    Strengthened management team

-    Established regional management structure

-    Decreased the common stock dividend

-    Initiated sales management process

-    Focused on Midwest franchise

     -    Agreement to sell Florida operations at attractive price

     -    Exited unprofitable e-businesses

-    Consolidated 38 banking offices

-    Improved efficiency ratio throughout the year

-    Increased loan loss reserve

                         POSITIONED FOR STEADY PROGRESS

                                                                          [LOGO]
2002 Outlook Summary

-    Economic environment / credit quality a challenge

-    Improve cross-sell performance

-    Improve financial reporting / accountability

-    Improve customer service


                             EXECUTE THE GAME PLAN

                                                                          [LOGO]
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE

 This presentation and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for
                        a variety of factors including:

-   Changes in economic conditions    -   The successful integration of acquired
-   Movements in interest rates           businesses
-   Competitive pressures on product  -   The nature, extent and timing of
    pricing and services                  governmental actions and reforms
-   Success and timing of business    -   Extended disruption of vital
    strategies                            infrastructure

     All forward-looking statements included in this discussion, including related questions and answers, are based on information available at the time of the discussion. Huntington assumes no
               obligation to update any forward-looking statement.

                                     [LOGO]
                                   Huntington

                       HUNTINGTON BANCSHARES INCORPORATED
                           Quarterly Financial Review
                                  December 2001




                                TABLE OF CONTENTS


Consolidated Financial Highlights ........................................  1

Consolidated Balance Sheets ..............................................  2

Consolidated Statements of Income ........................................  3

Loan Portfolio and Deposit Composition ...................................  4

Analysis of Non-Interest Income and Expense
   For the Three and Twelve Months Ended December 31, 2001 and 2000 ......  5

Net Interest Margin Analysis (Quarterly) .................................  6-7

Selected Quarterly Income Statement Data .................................  8

Key Ratios and Statistics (Quarterly) ....................................  9

Loan Loss Experience, Non-Performing Assets and Past Due Loans (Quarterly) 10

Selected Annual Income Statement Data .................................... 11

Net Interest Margin Analysis (Annual) .................................... 12-14

Loan Loss Experience, Non-Performing Assets and Past Due Loans (Annual) .. 15

                  Huntington Bancshares Incorporated
                   Consolidated Financial Highlights
                          Operating Basis (1)
          (in thousands of dollars, except per share amounts)


Three Months Ended December 31,                          2001              2000          % Change
----------------------------------------------        ---------          -------         --------
Net Income ...................................        $  75,492          $76,222          (1.0)%
Per Common Share Amounts (2)
     Net income -- Diluted ...................            $0.30            $0.30             --
     Cash dividends declared .................            $0.16            $0.20          (20.0)

Average Common Shares Outstanding--Diluted (2)          251,858          251,401            0.2

Key Ratios
Return on:
     Average total assets ....................            1.07%            1.06%            0.9
     Average shareholders' equity ............           12.68%           12.89%           (1.6)
Efficiency ratio .............................           55.77%           58.48%           (4.6)
Average equity/average assets ................            8.44%            8.21%            2.8
Net interest margin ..........................            4.11%            3.70%           11.1

Tangible or "Cash Basis" Results (3)
Net income per share -- Diluted (2) ..........            $0.33            $0.33             --

Return on:
     Average total assets ....................            1.21%            1.19%            1.7
     Average shareholders' equity ............           13.99%           14.20%           (1.5)%


Twelve Months Ended December 31,                         2001             2000           % Change
----------------------------------------------        ---------         --------         --------

Net Income ...................................        $ 293,522         $360,946          (18.7)%
Per Common Share Amounts (2)
     Net income -- Diluted ...................            $1.17           $ 1.45          (19.3)
     Cash dividends declared .................           $ 0.72           $ 0.76           (5.3)

Average Common Shares Outstanding--Diluted (2)          251,716          249,570            0.9

Key Ratios
Return on:
     Average total assets ....................            1.04%            1.26%          (17.5)
     Average shareholders' equity ............           12.32%           15.84%          (22.2)
Efficiency ratio .............................           58.39%           56.19%            3.9
Average equity/average assets ................            8.47%            7.94%            6.7
Net interest margin ..........................            4.02%            3.73%            7.8

Tangible or "Cash Basis" Results (3)
Net income per share -- Diluted (2) ..........           $ 1.29            $1.55          (16.7)

Return on:
     Average total assets ....................            1.18%            1.39%          (15.1)
     Average shareholders' equity ............           13.63%           17.08%          (20.2)%

(1) Income component excludes after-tax impact of restructuring and other charges ($9,843 in 4Q '01 and $115,001 for year 2001; $32,500 for year
     2000).
(2)  Adjusted for stock splits and stock dividends, as applicable.
(3) Tangible or "Cash Basis" net income excludes amortization of goodwill. Related asset amounts are also excluded from total assets.

                          Huntington Bancshares Incorporated
                             Consolidated Balance Sheets
                              (in thousands of dollars)

                                                                                     December 31,               December 31,
                                                                                         2001                       2000
                                                                                  --------------------       --------------------
Assets
Cash and due from banks.........................................................          $ 1,138,366                $ 1,322,700
Interest bearing deposits in banks..............................................               21,205                      4,970
Trading account securities......................................................               13,392                      4,723
Federal funds sold and securities purchased under resale agreements.............               83,275                    133,183
Mortgages held for sale.........................................................              629,386                    155,104
Securities available for sale - at fair value...................................            2,849,579                  4,090,525
Investment securities - fair value $12,499 and $16,414, respectively............               12,322                     16,336
Total loans (1).................................................................           21,601,873                 20,610,191
     Less allowance for loan losses.............................................              410,572                    297,880
                                                                                  --------------------       --------------------
Net loans.......................................................................           21,191,301                 20,312,311
                                                                                  --------------------       --------------------
Bank owned life insurance.......................................................              843,183                    804,941
Goodwill and other intangibles, net of accumulated amortization.................              716,054                    755,270
Premises and equipment..........................................................              452,036                    454,844
Customers' acceptance liability.................................................               13,670                     17,366
Accrued income and other assets.................................................              536,390                    527,104
                                                                                  --------------------       --------------------

Total Assets....................................................................          $28,500,159                $28,599,377
                                                                                  ====================       ====================

Liabilities and Shareholders' Equity
Total deposits (1)..............................................................          $20,187,304                $19,777,245
Short-term borrowings...........................................................            1,955,926                  1,987,759
Bank acceptances outstanding....................................................               13,670                     17,366
Medium-term notes...............................................................            1,795,002                  2,467,150
Subordinated notes and other long-term debt.....................................              944,330                    870,976
Company obligated mandatorily redeemable preferred capital
   securities of subsidiary trusts holding solely the junior
   subordinated debentures of the parent company................................              300,000                    300,000
Accrued expenses and other liabilities..........................................              887,487                    812,834
                                                                                  --------------------       --------------------
     Total Liabilities..........................................................           26,083,719                 26,233,330
                                                                                  --------------------       --------------------

Shareholders' equity
     Preferred stock - authorized 6,617,808 shares; none issued
          or outstanding.......................................................                   ---                        ---
     Common stock - without par value; authorized 500,000,000
          shares; issued 257,866,255 and 257,866,255 shares,
          respectively; outstanding 251,193,814 and 250,859,470
          shares, respectively..................................................            2,490,724                  2,493,645
     Less 6,672,441 and 7,006,785 treasury shares, respectively.................             (123,849)                  (129,432)
     Accumulated other comprehensive income (loss)..............................               25,488                    (24,520)
     Retained earnings..........................................................               24,077                     26,354
                                                                                  --------------------       --------------------
     Total Shareholders' Equity.................................................            2,416,440                  2,366,047
                                                                                  --------------------       --------------------

Total Liabilities and Shareholders' Equity......................................          $28,500,159                $28,599,377
                                                                                  ====================       ====================


(1) See page 4 for detail of total loans and total deposits.

               Huntington Bancshares Incorporated
               Consolidated Statements of Income
      (in thousands of dollars, except per share amounts)




                                                                    Three Months Ended                     Twelve Months Ended
                                                                        December 31,                            December 31,
                                                              ------------------------------          -----------------------------
Operating Basis (1)                                               2001               2000                2001              2000
------------------------------------------------------------  ----------          ----------          ----------        -----------
Interest and fee income
     Loans..................................................    $ 389,492           $ 460,151          $1,692,311       $ 1,808,254
     Securities.............................................       46,452              73,292             216,215           284,719
     Other..................................................        7,807               4,218              30,993            15,532
                                                            --------------    ----------------      --------------    --------------
               Total Interest Income........................      443,751             537,661           1,939,519         2,108,505
                                                            --------------    ----------------      --------------    --------------
Interest expense
     Deposits...............................................      139,541             204,555             657,892           782,076
     Short-term borrowings..................................       12,725              32,156              95,859           113,134
     Medium-term notes......................................       21,451              45,822             121,701           189,311
     Subordinated notes and other long-term debt............       14,796              22,062              67,885            81,552
                                                            --------------    ----------------      --------------    --------------
               Total Interest Expense.......................      188,513             304,595             943,337         1,166,073
                                                            --------------    ----------------      --------------    --------------

               Net Interest Income..........................      255,238             233,066             996,182           942,432
Provision for loan losses...................................       58,275              32,548             187,075            90,479
                                                            --------------    ----------------      --------------    --------------
               Net Interest Income
                    After Provision for Loan Losses.........      196,963             200,518             809,107           851,953
                                                            --------------    ----------------      --------------    --------------

Total non-interest income (2)...............................      133,097             130,549             514,730           493,559
Total non-interest expense (2)..............................      227,354             223,850             923,630           835,617
                                                            --------------    ----------------      --------------    --------------

               Income Before Income Taxes...................      102,706             107,217             400,207           509,895
Income taxes................................................       27,214              30,995             106,685           148,949
                                                            --------------    ----------------      --------------    --------------

               Net Income...................................     $ 75,492            $ 76,222           $ 293,522         $ 360,946
                                                            ==============    ================      ==============    ==============


Per Common Share (3)
     Net income
          Basic.............................................       $0.30             $0.30                 $1.17              $1.45
          Diluted...........................................       $0.30             $0.30                 $1.17              $1.45

     Cash dividends declared................................       $0.16             $0.20                 $0.72              $0.76


Average Common Shares (3)
          Basic............................................. 251,193,384       250,854,082           251,078,025        248,708,965
          Diluted........................................... 251,857,805       251,401,460           251,715,849        249,570,098



(1) Income component excludes the after-tax impact of restructuring and other charges ($9,843 in 4Q '01 and $115,001 for year 2001; $32,500 for year
     2000).
(2)  See page 5 for detail of non-interest income and non-interest expense.
(3)  Adjusted for stock splits and stock dividends, as applicable.

                     Huntington Bancshares Incorporated
                             Loans and Deposits
                          (in thousands of dollars)


Loan Portfolio Composition
--------------------------------------------------------------------------------

                                                                              December 31,                      December 31,
                                                                                  2001                             2000
                                                                     ------------------------------    ----------------------------
                                                                            Balance           %            Balance           %
                                                                     -------------------   --------    ---------------   -----------
Commercial (unearned income $2,859 and $1,538).......................       $ 6,439,372      29.8        $ 6,633,985        32.2
Commercial Real Estate...............................................         3,975,562      18.4          3,572,376        17.3
                                                                     -------------------              ---------------
        Total Commercial and Commercial Real Estate..................        10,414,934      48.2         10,206,361        49.5
                                                                     -------------------              ---------------
Consumer
     Auto Leases (unearned income $500,430 and $519,519).............         3,207,514      14.8          3,105,689        15.1
     Auto Loans - Indirect (unearned income $19 and $35).............         2,883,279      13.3          2,507,454        12.2
     Home Equity Lines...............................................         2,535,885      11.7          2,167,865        10.5
     Residential Mortgage............................................           970,704       4.5            946,584         4.6
     Other Loans (unearned income $24 and $41).......................         1,589,557       7.4          1,676,238         8.1
                                                                     -------------------              ---------------
        Total Consumer...............................................        11,186,939      51.8         10,403,830        50.5
                                                                     -------------------              ---------------

        Total Loans..................................................      $ 21,601,873     100.0        $20,610,191       100.0
                                                                     ===================              ===============



Deposit Composition
-------------------------------------------------------------------------------

                                                                              December 31,                      December 31,
                                                                                  2001                             2000
                                                                     ------------------------------    ----------------------------
                                                                            Balance           %            Balance           %
                                                                     -------------------   --------    ---------------   -----------
Demand deposits
     Non-interest bearing............................................       $ 3,635,173      18.0        $ 3,480,876          17.6
     Interest bearing................................................         5,723,160      28.4          4,645,127          23.5
Savings deposits.....................................................         3,466,305      17.2          3,527,796          17.8
Certificates of deposit
     Less than $100,000..............................................         5,774,191      28.6          5,938,486          30.0
     $100,000 or more................................................         1,224,823       6.1          1,520,547           7.7
                                                                     -------------------              ---------------
        Total Core Deposits..........................................        19,823,652      98.2         19,112,832          96.6
                                                                     -------------------              ---------------
Other domestic time deposits.........................................           137,915       0.7            256,106           1.3
Foreign time deposits................................................           225,737       1.1            408,307           2.1
                                                                     -------------------              ---------------

        Total Deposits...............................................       $20,187,304     100.0        $19,777,245         100.0
                                                                     ===================              ===============

               Huntington Bancshares Incorporated
          Non-Interest Income and Non-Interest Expense
                    (in thousands of dollars)



Analysis of Non-Interest Income
--------------------------------------------------------------------------------


                                                   Three Months Ended                        Twelve Months Ended
                                                       December 31,                              December 31,
                                              ----------------------------    Percent    -----------------------------     Percent
Operating Basis (1)                                2001           2000         Change         2001           2000          Change
-----------------------------------------     ------------  --------------  -----------  ------------   --------------    ----------
Service charges on deposit accounts...........   $ 42,753      $ 39,248          8.9 %     $ 164,052       $ 160,727         2.1 %
Brokerage and insurance income................     20,966        17,078         22.8          79,034          61,871        27.7
Mortgage banking..............................     15,768        11,976         31.7          59,148          38,025        55.6
Trust services................................     15,321        14,404          6.4          60,298          53,613        12.5
Other service charges and fees................     12,552        11,546          8.7          48,217          43,883         9.9
Bank Owned Life Insurance income..............      9,560        11,086        (13.8)         38,241          39,544        (3.3)
Other.........................................     16,088        24,366        (34.0)         59,767          58,795         1.7
                                              ------------  ------------                 ------------   -------------
Total Non-Interest income before
   securities gains...........................    133,008       129,704          2.5         508,757         456,458        11.5
Securities gains..............................         89           845         N.M.           5,973          37,101        N.M.
                                              ------------  ------------                 ------------   -------------

Total Non-Interest Income ....................  $ 133,097     $ 130,549          2.0 %     $ 514,730       $ 493,559         4.3 %
                                              ============  ============                 ============   =============


Analysis of Non-Interest Expense
----------------------------------------------

                                                   Three Months Ended                        Twelve Months Ended
                                                       December 31,                              December 31,
                                              ----------------------------    Percent    -----------------------------     Percent
Operating Basis (1)                                2001           2000         Change         2001           2000          Change
-----------------------------------------     ------------  --------------  -----------  ------------   --------------    ----------
Personnel costs...............................   $118,143     $ 105,810         11.7 %      $478,640         $ 421,750        13.5 %
Equipment.....................................     20,593        20,811         (1.0)         80,560            78,069         3.2
Net occupancy ................................     19,950        18,614          7.2          77,184            75,882         1.7
Outside data processing and other services....     17,992        16,142         11.5          69,692            62,011        12.4
Amortization of intangible assets.............     10,100        10,494         (3.8)         41,225            39,207         5.1
Telecommunications............................      6,793         6,524          4.1          27,984            26,225         6.7
Marketing.....................................      6,345        10,592        (40.1)         31,057            34,884       (11.0)
Professional services.........................      6,235         6,785         (8.1)         23,879            20,819        14.7
Printing and supplies.........................      4,293         5,212        (17.6)         18,367            19,634        (6.5)
Franchise and other taxes.....................      2,893         3,163         (8.5)          9,729            11,077       (12.2)
Other.........................................     14,017        19,703        (28.9)         65,313            46,059        41.8
                                              ------------  ------------                 ------------   ---------------

Total Non-Interest Expense ...................  $ 227,354     $ 223,850          1.6 %      $923,630         $ 835,617        10.5 %
                                              ============  ============                 ============   ===============



(1)  Excludes the impact of restructuring and other charges.
N.M. - Not Meaningful

Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
Net Interest Margin Analysis (Quarterly Data)


                                               Average Balance (in millions of dollars)
                                               -----------------------------------------------------------------------------------
                                                               2001                                       2000
                                               ---------------------------------------- -----------------------------------------
Fully Tax Equivalent Basis (1)                Fourth      Third     Second     First     Fourth     Third     Second     First
-------------------------------------------- --------   --------  ---------  ---------- ---------- ---------  --------- ---------
Assets
Interest bearing deposits in banks..........    $ 14        $ 5        $ 5         $ 5        $ 5       $ 5        $ 6       $ 6
Trading account securities..................       8          8         39          48         17        11         18        14
Federal funds sold and securities purchased
   under resale agreements..................      86         86         93         164         85       136        105        23
Mortgages held for sale.....................     433        344        420         240        129        99         99       109
Securities:
      Taxable...............................   2,720      2,896      3,368       3,606      4,410     4,273      4,067     4,515
      Tax exempt............................     108        140        201         248        264       270        276       282
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
           Total Securities.................   2,828      3,036      3,569       3,854      4,674     4,543      4,343     4,797
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Loans:
     Commercial.............................   6,491      6,681      6,741       6,678      6,543     6,454      6,439     6,345
     Commercial Real Estate.................   3,889      3,734      3,597       3,587      3,533     3,476      3,426     3,394
     Consumer
           Auto Leases......................   3,229      3,243      3,222       3,117      3,088     3,018      2,942     2,826
           Auto Loans - Indirect............   2,903      2,806      2,575       2,499      2,601     2,719      3,082     3,532
           Home Equity Lines................   2,489      2,372      2,271       2,189      2,119     2,009      1,861     1,748
           Residential Mortgage.............     892        854        942         960        940     1,325      1,473     1,449
           Other Loans......................   1,619      1,658      1,673       1,674      1,666     1,622      1,540     1,504
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
           Total Consumer...................  11,132     10,933     10,683      10,439     10,414    10,693     10,898    11,059
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Total Loans.................................  21,512     21,348     21,021      20,704     20,490    20,623     20,763    20,798
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Allowance for loan losses/loan fees.........     393        358        316         307        302       302        302       306
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Net loans  (2)..............................  21,119     20,990     20,705      20,397     20,188    20,321     20,461    20,492
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Total earning assets........................  24,881     24,827     25,147      25,015     25,400    25,417     25,334    25,747
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Cash and due from banks.....................     876        910        910         952        960       968      1,046     1,058
All other assets............................   2,613      2,609      2,608       2,579      2,597     2,615      2,496     2,457
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Total Assets................................ $27,977    $27,988   $ 28,349    $ 28,239   $ 28,655  $ 28,698   $ 28,574  $ 28,956
                                            =========  ========= ==========  ========== ========== =========  ========= =========

Liabilities and Shareholders' Equity
Core deposits
     Non-interest bearing deposits.......... $ 3,406    $.3,341    $.3,252     $ 3,213    $ 3,308   $ 3,425    $ 3,485   $ 3,466
     Interest bearing demand deposits.......   5,519      5,096      4,799       4,597      4,496     4,385      4,228     4,053
     Savings deposits.......................   3,388      3,472      3,547       3,505      3,498     3,528      3,583     3,645
     Certificates of deposit................   7,122      7,202      7,012       7,318      7,522     7,450      7,247     7,271
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
          Total core deposits...............  19,435     19,111     18,610      18,633     18,824    18,788     18,543    18,435
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Other domestic time deposits................     109        120        118         167        365       433        506       707
Foreign time deposits.......................     230        257        377         267        322       561        626       649
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
     Total deposits.........................  19,774     19,488     19,105      19,067     19,511    19,782     19,675    19,791
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Short-term borrowings.......................   1,924      2,157      2,759       2,504      2,133     2,014      1,761     1,954
Medium-term notes...........................   1,863      1,990      2,005       2,240      2,665     2,592      3,042     3,283
Subordinated notes and other long-term
   debt, including capital securities.......   1,166      1,167      1,180       1,171      1,171     1,171      1,148     1,004
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
     Interest bearing liabilities...........  21,321     21,461     21,797      21,769     22,172    22,134     22,141    22,566
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
All other liabilities.......................     889        811        897         869        822       787        743       718
Shareholders' equity........................   2,361      2,375      2,403       2,388      2,353     2,352      2,205     2,206
                                            ---------  --------- ----------  ---------- ---------- ---------  --------- ---------
Total Liabilities and Shareholder's Equity.. $27,977    $27,988   $ 28,349     $28,239   $ 28,655  $ 28,698   $ 28,574  $ 28,956
                                            =========  ========= ==========  ========== ========== =========  ========= =========

Net interest rate spread....................
Impact of non-interest bearing funds on margin
Net Interest Margin.........................

(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.
(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
Net Interest Margin Analysis (Quarterly Data) - Continued


                                                                                     Average Rate
                                                     ------------------------------------------------------------------------------
                                                                 2001                                         2000
                                                   --------------------------------------   ---------------------------------------
Fully Tax Equivalent Basis (1)                   Fourth     Third     Second       First     Fourth      Third     Second    First
-----------------------------------------------  ------    ------     ------      ------     ------     ------     ------    ------
Assets
Interest bearing deposits in banks.............   2.09 %    3.75 %     5.09 %      5.24 %     5.50 %     6.13 %     5.13 %   3.69 %
Trading account securities.....................   3.59      3.83       5.15        5.52       6.56       6.54       8.67     6.26
Federal funds sold and securities purchased
   under resale agreements.....................   2.18      3.20       4.21        5.78       6.53       6.43       6.10     6.11
Mortgages held for sale........................   6.64      7.18       6.96        7.19       7.74       8.51       8.11     7.59
Securities:
      Taxable..................................   6.62      6.71       6.26        6.72       6.31       6.33       6.20     6.14
      Tax exempt...............................   7.81      7.38       7.26        7.55       7.53       7.57       7.63     7.68
           Total Securities....................   6.66      6.75       6.32        6.77       6.38       6.40       6.29     6.23
Loans:
     Commercial................................   5.86      6.92       7.44        8.19       8.65       8.74       8.65     8.31
     Commercial Real Estate....................   6.33      7.20       7.74        8.37       8.73       8.71       8.59     8.36
     Consumer
           Auto Leases.........................   6.58      6.67       6.71        6.90       6.92       6.79       6.72     6.65
           Auto Loans - Indirect...............   8.24      8.45       8.70        8.83       8.69       8.76       8.23     8.21
           Home Equity Lines...................   6.22      7.00       8.04        8.93       9.05       8.78       8.21     7.93
           Residential Mortgage................   7.17      7.54       7.72        7.91       7.94       7.64       7.62     7.54
           Other Loans.........................   9.09      9.19       9.13        9.19       9.09       9.02       8.93     8.92
           Total Consumer......................   7.34      7.65       7.94        8.25       8.24       8.11       7.83     7.78
Total Loans....................................   7.22      7.34       7.75        8.25       8.45       8.41       8.21     8.04
Allowance for loan losses/loan fees............
Net loans  (2).................................   7.22      7.87       8.31        8.74       8.96       8.90       8.69     8.52
Total earning assets...........................   7.12 %    7.70 %     7.98 %      8.39 %     8.47 %     8.43 %     8.27 %   8.08 %
Cash and due from banks........................
All other assets...............................
Total Assets...................................

Liabilities and Shareholders' Equity
Core deposits
     Non-interest bearing deposits.............
     Interest bearing demand deposits..........   2.00 %    2.74 %     2.87 %      3.29 %     3.62 %     3.47 %     3.32 %   2.97 %
     Savings deposits..........................   2.11      3.00       3.42        3.85       4.28       4.14       4.21     3.80
     Certificates of deposit...................   5.10      5.40       5.74        6.01       6.07       5.94       5.64     5.44
          Total core deposits..................   2.81      3.31       3.55        3.89       4.96       4.82       4.65     4.37
Other domestic time deposits...................   3.55      4.42       5.57        6.37       6.68       6.55       6.28     6.10
Foreign time deposits..........................   1.99      3.39       4.11        5.45       6.37       6.63       6.66     5.65
     Total deposits............................   2.80      3.32       3.58        3.94       5.02       4.93       4.78     4.50
Short-term borrowings..........................   2.65      3.69       4.37        5.37       6.00       6.12       5.77     5.10
Medium-term notes..............................   4.58      6.12       6.59        6.64       6.85       6.81       6.46     6.18
Subordinated notes and other long-term
   debt, including capital securities..........   4.96      5.19       5.96        6.81       7.42       7.39       7.08     6.82
     Interest bearing liabilities..............   3.51 %    4.23 %     4.62 %      5.12 %     5.46 %     5.39 %     5.21 %   4.90 %
All other liabilities..........................
Shareholders' equity...........................
Total Liabilities and Shareholder's Equity.....

Net interest rate spread.......................   3.61 %    3.47 %     3.36 %      3.27 %     3.01 %     3.04 %     3.06 %   3.18 %
Impact of non-interest bearing funds on margin.   0.50 %    0.57 %     0.61 %      0.66 %     0.69 %     0.70 %     0.66 %   0.60 %
Net Interest Margin............................   4.11 %    4.04 %     3.97 %      3.93 %     3.70 %     3.74 %     3.72 %   3.78 %


(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

                       Huntington Bancshares Incorporated
                    Selected Quarterly Income Statement Data
               (in thousands of dollars, except per share amounts)


                                                          2001                                           2000
                                     ----------------------------------------------  ----------------------------------------------
Operating Basis (1)                    Fourth      Third       Second      First       Fourth      Third       Second      First
-----------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Interest Income..............   $443,751   $ 478,834    $498,959   $ 517,975   $ 537,661   $ 535,791   $ 519,496   $ 515,557
Total Interest Expense.............    188,513     229,047     250,926     274,851     304,595     299,922     286,690     274,866
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Interest Income................    255,238     249,787     248,033     243,124     233,066     235,869     232,806     240,691
Provision for loan losses..........     58,275      49,559      45,777      33,464      32,548      26,396      15,834      15,701
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Interest Income After
  Provision for Loan Losses........    196,963     200,228     202,256     209,660     200,518     209,473     216,972     224,990
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Service charges on deposit accounts     42,753      41,719      40,673      38,907      39,248      39,722      40,097      41,660
Brokerage and insurance income.....     20,966      19,912      19,388      18,768      17,078      15,564      13,945      15,284
Mortgage banking ..................     15,768      14,616      18,733      10,031      11,976       9,412       8,122       8,515
Trust services ....................     15,321      15,485      15,178      14,314      14,404      13,181      13,165      12,863
Other service charges and fees.....     12,552      12,350      12,217      11,098      11,546      11,238      11,250       9,849
Bank Owned Life Insurance income...      9,560       9,560       9,561       9,560      11,086       9,786       9,486       9,186
Other..............................     16,088      15,755      14,956      12,968      24,366      11,370      19,485       3,574
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Non-Interest income before
   securities gains................    133,008     129,397     130,706     115,646     129,704     110,273     115,550     100,931
Securities gains...................         89       1,059       2,747       2,078         845      11,379         114      24,763
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Non-Interest Income .........    133,097     130,456     133,453     117,724     130,549     121,652     115,664     125,694
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Personnel costs....................    118,143     120,767     122,068     117,662     105,810     109,463     104,133     102,344
Equipment .........................     20,593      20,151      19,844      19,972      20,811      18,983      18,863      19,412
Net occupancy .....................     19,950      19,266      18,188      19,780      18,614      19,520      18,613      19,135
Outside data processing and other
  services.........................     17,992      17,375      17,671      16,654      16,142      15,531      15,336      15,002
Amortization of intangible assets..     10,100      10,114      10,435      10,576      10,494      10,311       9,206       9,196
Telecommunications.................      6,793       6,859       7,207       7,125       6,524       6,480       6,472       6,749
Marketing..........................      6,345       6,921       7,852       9,939      10,592       8,557       7,742       7,993
Professional services..............      6,235       5,912       6,763       4,969       6,785       4,719       4,815       4,500
Printing and supplies..............      4,293       4,450       4,565       5,059       5,212       4,849       4,956       4,617
Franchise and other taxes..........      2,893       2,470       2,246       2,120       3,163       2,841       2,635       2,438
Other..............................     14,017      14,605      16,457      20,234      19,703      12,331       5,305       8,720
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Non-Interest Expense ........    227,354     228,890     233,296     234,090     223,850     213,585     198,076     200,106
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income Before Income Taxes ........    102,706     101,794     102,413      93,294     107,217     117,540     134,560     150,578
Income taxes ......................     27,214      26,134      27,909      25,428      30,995      34,510      37,039      46,405
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Net Income ........................   $ 75,492    $ 75,660    $ 74,504    $ 67,866    $ 76,222    $ 83,030    $ 97,521   $ 104,173
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Per Common Share (2)
 Net income
     Diluted.......................   0.30         .30         .30         .27           .30         .33         .40         .42
     Diluted - Cash Basis..........   0.33         .33         .33         .30           .33         .36         .42         .44
 Cash Dividends Declared...........   0.16         .16         .20         .20           .20         .20         .18         .18

Fully Tax Equivalent Margin:
Net Interest Income ...............  $ 255,238   $ 249,787   $ 248,033   $ 243,124    $233,066    $235,869    $232,806   $ 240,691
Tax Equivalent Adjustment (3) .....      1,292       1,442       1,616       2,002       2,057       2,022       2,074       2,157
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Tax Equivalent Net Interest Income   $ 256,530    $251,229   $ 249,649    $245,126   $ 235,123   $ 237,891    $234,880    $242,848
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========



(1) Excludes the after-tax impact of restructuring and other charges ($9,843 in 4Q '01; $33,031 in 3Q '01; $72,127 in 2Q '01; $32,500 in 3Q '00).
(2)  Adjusted for stock splits and stock dividends, as applicable.
(3)  Calculated assuming a 35% tax rate.

                       Huntington Bancshares Incorporated
                    Stock Summary, Key Ratios and Statistics


Quarterly Common Stock Summary (1)
----------------------------------


                                                         2001                                 2000
                                       --------------------------------------------------------------------------------
                                        Fourth     Third    Second     First    Fourth   Third     Second    First
                                       ------------------  ------------------ ------------------  ---------------------
High ........................          $ 17.490  $ 19.280  $ 17.000  $ 18.000  $ 16.375 $  18.813 $  21.307 $  21.818
Low .........................            14.510    15.150    13.875    12.625    12.516    14.375    14.091    16.136
Close .......................            17.190    17.310    16.375    14.250    16.188    14.688    14.375    20.341
Cash dividends declared......          $   0.16   $  0.16   $  0.20   $  0.20   $  0.20  $   0.20  $   0.18  $   0.18
                                       --------   -------   -------   -------   -------   -------   -------   -------


Note: Stock price quotations were obtained from NASDAQ.


Quarterly Key Ratios and Statistics
-----------------------------------


                                                         2001                                 2000
                                       --------------------------------------------------------------------------------
                                        Fourth     Third    Second     First    Fourth   Third     Second    First
                                       ------------------  ------------------ ------------------  ---------------------
Margin Analysis - As a %
of Average Earning Assets (2)
-----------------------------

Interest Income .............           7.12%     7.70%     7.98%     8.39%     8.47%     8.43%     8.27%     8.08%
Interest Expense ............           3.01%     3.66%     4.01%     4.46%     4.77%     4.69%     4.55%     4.30%
                                        ----      ----      ----      ----      ----      ----      ----      ----
     Net Interest Margin ....           4.11%     4.04%     3.97%     3.93%     3.70%     3.74%     3.72%     3.78%
                                        ====      ====      ====      ====      ====      ====      ====      ====


Return on (3)
-----------------------------

  Average total assets ......           1.07%     1.07%     1.05%     0.97%     1.06%     1.15%     1.37%     1.45%
  Average total
     assets - cash basis ....           1.21%     1.21%     1.19%     1.11%     1.19%     1.29%     1.49%     1.57%

  Average shareholders'
     equity .................          12.68%    12.64%    12.43%    11.53%    12.89%    14.04%    17.79%    18.99%
  Average shareholders'
     equity - cash basis ....          13.99%    13.93%    13.72%    12.86%    14.20%    15.33%    18.97%    20.17%

Efficiency ratio (3) ........          55.77%    57.48%    58.59%    61.95%    58.48%    58.38%    53.90%    53.93%

Effective tax rate (3) ......          26.50%    25.67%    27.25%    27.26%    28.91%    29.36%    27.53%    30.82%


Quarterly Capital Data
(in millions of dollars)
-----------------------------

Total Risk-Adjusted Assets...       $ 27,781   $27,757    $27,375   $27,230    $26,880  $26,370   $25,900   $25,251

Tier 1 Risk-Based Capital
     Ratio ..................           7.27%     6.97%      7.01%     7.19%      7.19%    7.20%     7.40%    7.23%
Total Risk-Based Capital
     Ratio ..................          10.33%    10.13%     10.20%    10.31%     10.46%   10.64%    10.90%   10.90%
Tier 1 Leverage Ratio .......           7.41%     7.10%      6.96%     7.12%      6.93%    6.80%     6.89%    6.45%

Tangible Equity/Asset
     Ratio ..................           6.04%     5.96%      5.97%     6.01%      5.87%    5.73%     5.78%    5.49%



-------------------------------------

(1)  Adjusted for stock splits and stock dividends, as applicable.
(2)  Presented on a fully tax equivalent basis assuming a 35% tax rate.
(3)  Income component excludes the impact of restructuring and other charges.
(4)  Estimated.

                       Huntington Bancshares Incorporated
                      Loan Loss Reserves and Asset Quality
                            (in thousands of dollars)


Quarterly Loan Loss Experience
------------------------------

                                                                2001                                              2000
                                          -----------------------------------------------------------------------------------------
                                            Fourth       Third       Second       First       Fourth       Third       Second
                                          -----------------------------------------------------------------------------------------
Allowance for loan losses,
   beginning of period ................   $ 360,446    $ 352,243    $ 301,777    $ 297,880    $ 294,686    $ 296,891    $ 296,743
Allowance of assets acquired/other ....        --           --           --           --           --           --          7,900
Loan losses ...........................     (66,808)     (49,386)     (75,472)     (35,649)     (32,929)     (29,499)     (22,810)
Recoveries of loans previously
   charged off ........................      10,662        9,643       10,007        7,556        7,431        5,705        7,280
Allowance of securitized loans ........      (2,003)      (1,613)      (1,564)      (1,474)      (3,856)      (4,807)      (8,056)
Provision for loan losses (1) .........     108,275       49,559      117,495       33,464       32,548       26,396       15,834
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
Allowance for loan losses,
   end of period ......................   $ 410,572    $ 360,446    $ 352,243    $ 301,777    $ 297,880    $ 294,686    $ 296,891
                                          =========    =========    =========    =========    =========    =========    =========

As a % of average total loans
  Net loan losses--annualized .........        1.04 %       0.74 %       1.25 %       0.55 %       0.50 %       0.46 %       0.30 %
  Net loan losses--annualized
      excluding restructuring and
      other charges ...................        0.98 %       0.61 %       0.73 %       0.55 %       0.50 %       0.46 %       0.30 %
Allowance for loan losses as a %
   of total loans .....................        1.90 %       1.67 %       1.67 %       1.45 %       1.45 %       1.45 %       1.45 %
Net loan loss coverage (2) ............        2.87 x       3.81 x       3.89 x       4.51 x       5.48 x       6.05 x       9.68 x



Quarterly Loan Loss Experience
------------------------------

                                             2000
                                          ----------
                                           First
                                          ----------
Allowance for loan losses,
   beginning of period ................    $ 299,309
Allowance of assets acquired/other ....         --
Loan losses ...........................      (25,607)
Recoveries of loans previously
   charged off ........................        7,340
Allowance of securitized loans ........         --
Provision for loan losses (1) .........       15,701
                                           ---------
Allowance for loan losses,
   end of period ......................    $ 296,743
                                           =========

As a % of average total loans
  Net loan losses--annualized .........         0.35 %
  Net loan losses--annualized
      excluding restructuring and
      other charges ...................         0.35 %
Allowance for loan losses as a %
   of total loans .....................         1.45 %
Net loan loss coverage (2) ............         9.10 x

(1) Includes the impact of restructuring and other charges.
(2) Income before taxes (excluding restructuring and other charges) and the provision for loan losses to net loan losses.



Quarterly Non-Performing Assets and Past Due Loans
--------------------------------------------------

                                                                  2001                                               2000
                                           ----------------------------------------------------------------------------------------
                                              Fourth       Third       Second        First       Fourth       Third        Second
                                           ----------------------------------------------------------------------------------------
Non-accrual loans:
   Commercial .........................     $159,637     $148,177     $116,044     $ 62,716     $ 55,804     $ 44,918     $ 45,138
   Commercial Real Estate .............       48,360       40,882       26,870       34,893       26,702       21,695       21,450
   Residential Mortgage ...............       11,836       11,666       11,868       11,949       10,174        8,588       11,548
                                            --------     --------     --------     --------     --------     --------     --------
Total Nonaccrual Loans ................      219,833      200,725      154,782      109,558       92,680       75,201       78,136
Renegotiated loans ....................        1,276        1,286        1,290        1,297        1,304        1,311        1,317
                                            --------     --------     --------     --------     --------     --------     --------
Total Non-Performing Loans ............      221,109      202,011      156,072      110,855       93,984       76,512       79,453
Other real estate, net ................        6,384        8,050        9,913       14,031       11,413       11,982       15,670
                                            --------     --------     --------     --------     --------     --------     --------

Total Non-Performing Assets ...........     $227,493     $210,061     $165,985     $124,886     $105,397     $ 88,494     $ 95,123
                                            ========     ========     ========     ========     ========     ========     ========

Non-performing loans as a
  % of total loans ....................         1.02 %       0.94 %       0.74 %       0.53 %       0.46 %       0.38 %       0.39 %
Non-performing assets as a % of
  total loans and other real estate ...         1.05 %       0.97 %       0.79 %       0.60 %       0.51 %       0.44 %       0.46 %
Allowance for loan losses as a % of
  non-performing loans ................       185.69 %     178.43 %     225.69 %     272.23 %     316.95 %     385.15 %     373.67 %
Allowance for loan losses and
   other real estate as a % of
  non-performing assets ...............       180.13 %     171.08 %     211.20 %     239.42 %     279.16 %     326.77 %     306.89 %

Accruing loans past due 90
  days or more ........................     $ 91,635     $ 92,791     $ 67,077     $102,658     $ 80,306     $ 80,290     $ 62,775
                                            ========     ========     ========     ========     ========     ========     ========



                                             2000
                                           ---------
                                             First
                                           ---------
Non-accrual loans:
   Commercial .........................    $ 44,404
   Commercial Real Estate .............      21,687
   Residential Mortgage ...............      10,892
                                           --------
Total Nonaccrual Loans ................     76,983
Renegotiated loans ....................      1,324
                                           --------
Total Non-Performing Loans ............      78,307
Other real estate, net ................      13,904
                                           --------

Total Non-Performing Assets ...........    $ 92,211
                                           ========

Non-performing loans as a
  % of total loans ....................      0.38 %
Non-performing assets as a % of
  total loans and other real estate ...      0.45 %
Allowance for loan losses as a % of
  non-performing loans ................    378.95 %
Allowance for loan losses and
   other real estate as a % of
  non-performing assets ...............    316.30 %

Accruing loans past due 90
  days or more ........................    $ 60,156
                                           ========

                       Huntington Bancshares Incorporated
                      Selected Annual Income Statement Data
               (in thousands of dollars, except per share amounts)


Operating Basis(1)                              2001         2000         1999         1998         1997         1996
-------------------                          -----------  ----------   ----------   ----------   ----------   ----------
Total Interest Income ....................   $1,939,519   $2,108,505   $2,026,002   $1,999,364   $1,981,473   $1,775,734
Total Interest Expense ...................      943,337    1,166,073      984,240      978,271      954,243      880,648
                                             ----------   ----------   ----------   ----------   ----------   ----------
Net Interest Income ......................      996,182      942,432    1,041,762    1,021,093    1,027,230      895,086
Provision for loan losses ................      187,075       90,479       88,447      105,242      107,797       76,371
                                             ----------   ----------   ----------   ----------   ----------   ----------
Net Interest Income After
  Provision for Loan Losses ..............      809,107      851,953      953,315      915,851      919,433      818,715
                                             ----------   ----------   ----------   ----------   ----------   ----------
Service charges on deposit accounts ......      164,052      160,727      156,315      126,403      117,852      107,669
Brokerage and insurance income ...........       79,034       61,871       52,076       36,710       27,084       20,856
Trust services ...........................       60,298       53,613       52,030       50,754       48,102       42,237
Mortgage banking .........................       59,148       38,025       56,890       60,006       55,715       43,942
Other service charges and fees ...........       48,217       43,883       37,301       29,202       22,705       12,013
Bank Owned Life Insurance income .........       38,241       39,544       37,560       28,712         --           --
Other ....................................       59,767       58,795       59,901       76,620       63,403       69,726
                                             ----------   ----------   ----------   ----------   ----------   ----------
Total Non-Interest income before
   securities gains ......................      508,757      456,458      452,073      408,407      334,861      296,443
                                             ----------   ----------   ----------   ----------   ----------   ----------
Securities gains .........................        5,973       37,101       12,972       29,793        7,978       17,620
                                             ----------   ----------   ----------   ----------   ----------   ----------
Total Non-Interest Income ................      514,730      493,559      465,045      438,200      342,839      314,063
                                             ----------   ----------   ----------   ----------   ----------   ----------
Personnel costs ..........................      478,640      421,750      419,901      428,539      392,793      360,865
Equipment ................................       80,560       78,069       66,666       62,040       57,867       50,887
Net occupancy ............................       77,184       75,882       62,169       54,123       49,509       49,676
Outside data processing and other services       69,692       62,011       62,886       74,795       66,683       58,367
Amortization of intangible assets ........       41,225       39,207       37,297       25,689       13,019       10,220
Marketing ................................       31,057       34,884       32,506       32,260       32,782       20,331
Telecommunications .......................       27,984       26,225       28,519       29,429       21,527       16,567
Professional services ....................       23,879       20,819       21,169       25,160       24,931       20,313
Printing and supplies ....................       18,367       19,634       20,227       23,673       21,584       19,602
Franchise and other taxes ................        9,729       11,077       14,674       22,103       19,836       20,359
Other ....................................       65,313       46,059       49,314       46,118       51,414       48,323
                                             ----------   ----------   ----------   ----------   ----------   ----------
Total Non-Interest Expense ...............      923,630      835,617      815,328      823,929      751,945      675,510
                                             ----------   ----------   ----------   ----------   ----------   ----------
Income Before Income Taxes ...............      400,207      509,895      603,032      530,122      510,327      457,268
Income taxes .............................      106,685      148,949      188,588      168,054      171,430      152,999
                                             ----------   ----------   ----------   ----------   ----------   ----------

Net Income ...............................   $  293,522   $  360,946   $  414,444   $  362,068   $  338,897   $  304,269
                                             ==========   ==========   ==========   ==========   ==========   ==========

Per Common Share(2)
 Net income
     Basic ...............................   $     1.17   $     1.45   $     1.63   $     1.42   $     1.33   $     1.19
     Diluted .............................   $     1.17   $     1.45   $     1.62   $     1.40   $     1.32   $     1.18
 Cash Dividends Declared .................   $     0.72   $     0.76   $     0.68   $     0.62   $     0.56   $     0.51

Fully Tax Equivalent Margin:
Net Interest Income ......................   $  996,182   $  942,432   $1,041,762   $1,021,093   $1,027,230   $  895,086
Tax Equivalent Adjustment(3) .............        6,352        8,310        9,423       10,307       11,864       12,363
                                             ----------   ----------   ----------   ----------   ----------   ----------
Tax Equivalent Net Interest Income .......   $1,002,534   $  950,742   $1,051,185   $1,031,400   $1,039,094   $  907,449
                                             ==========   ==========   ==========   ==========   ==========   ==========


(1) Excludes the after-tax impact of restructuring and other charges ($115,001 in 2001; $32,500 in 2000; $62,914 in 1999; $60,300 in 1998; and $46,234 in
     1997) and $108,530 gain from sale of credit card portfolio in 1999.
(2)  Adjusted for stock splits and stock dividends, as applicable.
(3)  Calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
Net Interest Margin Analysis (Annual Data)



                                                                            Average Balance (in millions of dollars)
                                                       ---------------------------------------------------------------------------
Fully Tax Equivalent Basis(1)                           2001           2000         1999         1998          1997         1996
-----------------------------                          -------       --------     --------     --------     --------      --------
Assets
Interest bearing deposits in banks ................    $     7       $     6      $     9      $    10      $     9       $    14
Trading account securities ........................         25            15           13           11           10            16
Federal funds sold and securities purchased
   under resale agreements ........................        107            87           22          229           44            67
Mortgages held for sale ...........................        360           109          232          289          131           113
Securities:
      Taxable .....................................      3,144         4,316        4,885        4,896        5,351         5,194
      Tax exempt ..................................        174           273          297          247          264           291
                                                       -------       -------      -------      -------      -------       -------
           Total Securities .......................      3,318         4,589        5,182        5,143        5,615         5,485
                                                       -------       -------      -------      -------      -------       -------
Loans:
     Commercial ...................................      6,647         6,446        6,128        5,629        5,302         4,955
     Commercial Real Estate .......................      3,702         3,457        3,299        3,133        3,064         2,709
     Consumer
           Auto Leases ............................      3,204         2,969        2,361        1,769        1,488         1,018
           Auto Loans - Indirect ..................      2,697         2,982        3,432        3,249        3,081         3,065
           Home Equity Lines ......................      2,331         1,935        1,542        1,336        1,190         1,040
           Residential Mortgage ...................        911         1,296        1,425        1,300        1,510         1,485
           Other Loans ............................      1,657         1,584        1,902        2,018        1,946         1,707
                                                       -------       -------      -------      -------      -------       -------
           Total Consumer .........................     10,800        10,766       10,662        9,672        9,215         8,315
                                                       -------       -------      -------      -------      -------       -------
Total Loans .......................................     21,149        20,669       20,089       18,434       17,581        15,979
                                                       -------       -------      -------      -------      -------       -------
Allowance for loan losses/loan fees ...............        344           303          301          280          252           231
                                                       -------       -------      -------      -------      -------       -------
Net loans  (2) ....................................     20,805        20,366       19,788       18,154       17,329        15,748
                                                       -------       -------      -------      -------      -------       -------
Total earning assets ..............................     24,966        25,475       25,547       24,116       23,390        21,674
                                                       -------       -------      -------      -------      -------       -------
Cash and due from banks ...........................        912         1,008        1,039          975          910           901
All other assets ..................................      2,603         2,541        2,454        2,081        1,103         1,031
                                                       -------       -------      -------      -------      -------       -------
Total Assets ......................................    $28,137       $28,721      $28,739      $26,892      $25,151       $23,375
                                                       =======       =======      =======      =======      =======       =======

Liabilities and Shareholders' Equity
Core deposits
     Non-interest bearing deposits ................    $ 3,304       $ 3,421      $ 3,497      $ 3,287      $ 2,774       $ 2,664
     Interest bearing demand deposits .............      5,005         4,291        4,097        3,585        3,204         3,068
     Savings deposits .............................      3,478         3,563        3,740        3,277        3,056         2,836
     Certificates of deposit ......................      7,163         7,374        7,272        7,979        7,414         6,959
                                                       -------       -------      -------      -------      -------       -------
          Total core deposits .....................     18,950        18,649       18,606       18,128       16,448        15,527
                                                       -------       -------      -------      -------      -------       -------
Other domestic time deposits ......................        128           502          238          182          365            28
Foreign time deposits .............................        283           539          363          103          382           305
                                                       -------       -------      -------      -------      -------       -------
     Total deposits ...............................     19,361        19,690       19,207       18,413       17,195        15,860
                                                       -------       -------      -------      -------      -------       -------
Short-term borrowings .............................      2,325         1,966        2,549        2,084        2,826         2,883
Medium-term notes .................................      2,024         2,894        3,122        2,903        1,983         1,835
Subordinated notes and other long-term debt,
   including capital securities ...................      1,180         1,124        1,003          876          739           516
                                                       -------       -------      -------      -------      -------       -------
     Total interest bearing liabilities ...........     21,586        22,253       22,384       20,989       19,969        18,430
                                                       -------       -------      -------      -------      -------       -------
All other liabilities .............................        865           768          711          552          514           505
Shareholders' equity ..............................      2,382         2,279        2,147        2,064        1,894         1,776
                                                       -------       -------      -------      -------      -------       -------
Total Liabilities and Shareholders' Equity ........    $28,137       $28,721      $28,739      $26,892      $25,151       $23,375
                                                       =======       =======      =======      =======      =======       =======


Net interest rate spread..........................
Impact of non-interest bearing funds on margin....
Net Interest Margin...............................


(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.
(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
Net Interest Margin Analysis (Annual Data) - Continued


                                                            Interest Income / Expense (in millions of dollars)
                                                   -------------------------------------------------------------------
Fully Tax Equivalent Basis (1)                         2001       2000       1999       1998       1997       1996
------------------------------                     ---------   --------  --------    --------   --------   -----------
Assets
Interest bearing deposits in banks ...........     $    0.2    $   0.3    $   0.4    $   1.0    $   0.5    $   0.8
Trading account securities ...................          1.3        1.1        0.8        0.6        0.6        0.9
Federal funds sold and securities purchased
   under resale agreements ...................          4.4        5.5        1.2       12.9        2.4        3.8
Mortgages held for sale ......................         25.0        8.7       16.3       20.2       10.1        8.7
Securities:
      Taxable ................................        206.9      269.5      297.0      308.8      339.8      333.7
      Tax exempt .............................         13.0       20.8       23.5       21.9       25.3       27.9
                                                   --------    -------    -------    -------    -------    -------
           Total Securities ..................        219.9      290.3      320.5      330.7      365.1      361.6
                                                   --------    -------    -------    -------    -------    -------
Loans:
     Commercial ..............................        472.1      553.2      483.4      469.0      456.6      396.9
     Commercial Real Estate ..................        272.3      296.4      267.7      271.3      274.4      240.0
     Consumer
           Auto Leases .......................        215.0      201.1      159.2      126.1      113.0       79.9
           Auto Loans - Indirect .............        230.3      251.9      271.2      269.4      259.6      245.9
           Home Equity Lines .................        174.7      164.9      119.7      116.8      107.4       97.7
           Residential Mortgage ..............         69.0       99.6      107.0      104.6      126.3      123.0
           Other Loans .......................        151.6      142.4      180.1      201.7      201.5      179.7
                                                   --------    -------    -------    -------    -------    -------
           Total Consumer ....................        840.6      859.9      837.2      818.6      807.8      726.2
                                                   --------    -------    -------    -------    -------    -------
Total Loans ..................................      1,585.0    1,709.5    1,588.3    1,558.9    1,538.8    1,363.1
                                                   --------    -------    -------    -------    -------    -------
Allowance for loan losses/loan fees ..........        110.1      101.4      107.9       85.4       75.8       49.2
                                                   --------    -------    -------    -------    -------    -------
Net loans  (2) ...............................      1,695.1    1,810.9    1,696.2    1,644.3    1,614.6    1,412.3
                                                   --------    -------    -------    -------    -------    -------
Total earning assets .........................      1,945.9    2,116.8    2,035.4    2,009.7    1,993.3    1,788.1
                                                   --------    -------    -------    -------    -------    -------
Cash and due from banks
All other assets
Total Assets

Liabilities and Shareholders' Equity
Core deposits
     Non-interest bearing deposits
     Interest bearing demand deposits ........        134.6      144.0      106.5       96.4       84.4       80.2
     Savings deposits ........................        107.7      146.4      126.0      114.0      100.4       86.3
     Certificates of deposit .................        398.2      425.8      375.7      445.6      417.3      394.3
                                                   --------    -------    -------    -------    -------    -------
          Total core deposits ................        640.5      716.2      608.2      656.0      602.1      560.8
                                                   --------    -------    -------    -------    -------    -------
Other domestic time deposits .................          6.6       31.9       12.8       10.5       21.8        1.5
Foreign time deposits ........................         10.8       34.0       18.6        5.9       22.2       18.4
                                                   --------    -------    -------    -------    -------    -------
     Total deposits ..........................        657.9      782.1      639.6      672.4      646.1      580.7
                                                   --------    -------    -------    -------    -------    -------
Short-term borrowings ........................         95.9      113.1      114.3       97.7      146.4      149.1
Medium-term notes ............................        121.7      189.3      170.0      164.6      116.2      120.2
Subordinated notes and other long-term debt,
   including capital securities ..............         67.9       81.6       60.3       43.6       45.5       30.7
                                                   --------    -------    -------    -------    -------    -------
     Total interest bearing liabilities ......        943.4    1,166.1      984.2      978.3      954.2      880.7
                                                   --------    -------    -------    -------    -------    -------
All other liabilities
Shareholders' equity
Total Liabilities and Shareholders' Equity

Net interest rate spread
Impact of non-interest bearing funds on margin
Net Interest Margin ..........................   $  1,002.5   $  950.7   $1,051.2   $1,031.4   $1,039.1   $  907.4
                                                 ==========   ========   ========   ========   ========   ========


(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.
(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
Net Interest Margin Analysis (Annual Data) - Continued


                                                                                        Average Rate
                                                      -----------------------------------------------------------------------------
Fully Tax Equivalent Basis (1)                         2001         2000         1999         1998          1997          1996
------------------------------
Assets

Interest bearing deposits in banks ...........         3.43 %       5.03 %       4.04 %       5.22 %        5.47 %        5.85 %
Trading account securities ...................         5.13         7.11         5.89         5.71          5.70          5.66
Federal funds sold and securities purchased
   under resale agreements ...................         4.19         6.33         5.58         5.64          5.50          6.03
Mortgages held for sale ......................         6.95         7.96         7.03         6.99          7.75          7.74
Securities:
      Taxable ................................         6.58         6.24         6.08         6.31          6.35          6.42
      Tax exempt .............................         7.49         7.61         7.90         8.83          9.55          9.59
           Total Securities ..................         6.63         6.33         6.18         6.43          6.50          6.59
Loans:
     Commercial ..............................         7.10         8.58         7.89         8.33          8.61          8.01
     Commercial Real Estate ..................         7.36         8.57         8.12         8.66          8.89          8.86
     Consumer
           Auto Leases .......................         6.71         6.76         6.74         7.13          7.60          7.84
           Auto Loans - Indirect .............         8.54         8.45         7.90         8.29          8.43          8.02
           Home Equity Lines .................         7.50         8.52         7.76         8.75          9.02          9.40
           Residential Mortgage ..............         7.58         7.69         7.51         8.04          8.36          8.28
           Other Loans .......................         9.15         9.01         9.47         9.99         10.35         10.52
           Total Consumer ....................         7.78         7.99         7.85         8.46          8.77          8.73
Total Loans ..................................         7.49         8.27         7.91         8.46          8.75          8.53
Allowance for loan losses/loan fees
Net loans  (2) ...............................         8.01         8.76         8.44         8.92          9.18          8.84
Total earning assets .........................         7.79 %       8.31 %       7.97 %       8.33 %        8.52 %        8.26 %
Cash and due from banks
All other assets
Total Assets

Liabilities and Shareholders' Equity
Core deposits
     Non-interest bearing deposits
     Interest bearing demand deposits ........         2.69 %       3.36 %       2.60 %       2.69 %        2.64 %        2.61 %
     Savings deposits ........................         3.10         4.11         3.37         3.48          3.28          3.04
     Certificates of deposit .................         5.56         5.78         5.17         5.58          5.63          5.67
          Total core deposits ................         3.38         4.70         4.03         4.42          4.40          4.36
Other domestic time deposits .................         5.12         6.35         5.40         5.82          5.97          5.36
Foreign time deposits ........................         3.82         6.31         5.14         5.66          5.81          6.03
     Total deposits ..........................         3.40         4.81         4.07         4.44          4.48          4.40
Short-term borrowings ........................         4.12         5.75         4.48         4.69          5.18          5.17
Medium-term notes ............................         6.01         6.54         5.45         5.67          5.86          6.55
Subordinated notes and other long-term debt,
   including capital securities ..............         5.75         7.26         6.01         4.98          6.16          5.96
     Total interest bearing liabilities ......         4.37 %       5.24 %       4.40 %       4.66 %        4.78 %        4.78 %
All other liabilities
Shareholders' equity
Total Liabilities and Shareholders' Equity

Net interest rate spread .....................         3.42 %       3.07 %       3.57 %       3.67 %        3.74 %        3.48 %
Impact of non-interest bearing funds on margin         0.60 %       0.66 %       0.54 %       0.61 %        0.70 %        0.71 %
Net Interest Margin ..........................         4.02 %       3.73 %       4.11 %       4.28 %        4.44 %        4.19 %



(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.
(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

                       Huntington Bancshares Incorporated
                      Loan Loss Reserves and Asset Quality
                            (in thousands of dollars)


Allowance for Loan Losses and Selected Statistics
-------------------------------------------------

                                                           2001        2000        1999          1998        1997         1996
                                                       ---------    ---------   ---------     ---------   ---------    ---------
Allowance for loan losses, beginning of year .......   $ 297,880    $ 299,309   $ 290,948     $ 258,171   $ 230,778    $ 222,487
Loan losses, net of recoveries
      Commercial ...................................     (59,568)     (13,812)    (10,900)      (19,966)    (18,903)     (19,020)
      Commercial Real Estate .......................      (3,729)      (1,327)     (1,585)           46        (677)         204
      Consumer
           Auto Leases .............................     (43,178)     (21,442)    (10,557)      (12,124)     (8,768)      (3,777)
           Auto Loans - Indirect ...................     (55,071)     (32,280)    (28,582)      (24,128)    (26,208)     (24,936)
           Home Equity Lines .......................      (8,025)      (5,069)     (4,711)       (4,507)     (1,016)        (623)
           Residential Mortgage ....................        (785)      (1,007)     (1,136)         (876)     (1,631)      (1,014)
           Other Loans .............................     (19,091)      (8,152)    (22,615)      (32,952)    (30,978)     (20,821)
                                                       ---------    ---------   ---------     ---------   ---------    ---------
      Total Consumer ...............................    (126,150)     (67,950)    (67,601)      (74,587)    (68,601)     (51,171)
                                                       ---------    ---------   ---------     ---------   ---------    ---------
Net Loan Losses ....................................    (189,447)     (83,089)    (80,086)      (94,507)    (88,181)     (69,987)
                                                       ---------    ---------   ---------     ---------   ---------    ---------
Allowance of securitized loans .....................      (6,654)     (16,719)       --            --          --           --
Provision for loan losses (1) ......................     308,793       90,479      88,447       105,242     107,797       76,371
Allowance of assets acquired and other .............        --          7,900        --          22,042       7,777        1,907
                                                       ---------    ---------   ---------     ---------   ---------    ---------
Allowance for loan losses, end of year .............   $ 410,572    $ 297,880   $ 299,309     $ 290,948   $ 258,171    $ 230,778
                                                       =========    =========   =========     =========   =========    =========

As a % of average total loans
   Net loan losses .................................      0.90 %       0.40 %      0.40 %        0.51 %      0.50 %       0.44 %
   Net loan losses - excluding
     restructuring and other charges ...............      0.72 %       0.40 %      0.40 %        0.51 %      0.50 %       0.44 %
Recoveries as a % of loan losses ...................     16.58 %      25.04 %     28.68 %       25.20 %     20.36 %      23.10 %
Allowance for loan losses as a % of total loans ....      1.90 %       1.45 %      1.45 %        1.50 %      1.46 %       1.38 %
Net loan loss coverage (2) .........................      3.62 x       7.23 x      8.63 x        6.72 x      7.01 x       7.62 x


(1)  Includes the impact of restructuring and other charges.
(2) Income before taxes (excluding the impact of restructuring and other charges and 1999 gain from sale of credit card portfolio) and the provision for loan losses to net loan losses.



Non-Performing Assets and Past Due Loans
----------------------------------------

                                                          2001        2000       1999      1998       1997       1996
                                                        ---------  ---------   --------- ---------  ---------  ---------
Non-accrual loans:
      Commercial ...................................    $159,637   $ 55,804   $ 42,958   $ 34,586   $ 36,459   $ 25,621
      Commercial Real Estate .......................      48,360     26,702     26,916     23,424     16,128     16,584
      Residential Mortgage .........................      11,836     10,174     11,866     14,419     13,394     12,835
                                                        --------   --------   --------   --------   --------   --------
Total Nonaccrual Loans .............................     219,833     92,680     81,740     72,429     65,981     55,040
Renegotiated loans .................................       1,276      1,304      1,330      4,706      5,822      4,422
                                                        --------   --------   --------   --------   --------   --------
Total Non-Performing Loans .........................     221,109     93,984     83,070     77,135     71,803     59,462
                                                        --------   --------   --------   --------   --------   --------
Other real estate, net .............................       6,384     11,413     15,171     18,964     15,343     17,208
                                                        --------   --------   --------   --------   --------   --------
Total Non-Performing Assets ........................    $227,493   $105,397   $ 98,241   $ 96,099   $ 87,146   $ 76,670
                                                        ========   ========   ========   ========   ========   ========
Non-performing loans as a
  % of total loans .................................        1.02 %     0.46 %     0.40 %     0.40 %     0.40 %     0.35 %
Non-performing assets as a
  % of total loans and other real
   estate...........................................        1.05 %     0.51 %     0.47 %     0.49 %     0.49 %     0.46 %
Allowance for loan losses as a % of
  non-performing loans .............................      185.69 %   316.95 %   360.31 %   377.19 %   359.55 %   388.11 %
Allowance for loan losses and other
  real estate as a % of non-performing
  assets............................................      180.13 %   279.16 %   299.85 %   301.00 %   294.32 %   297.12 %

Accruing loans past due 90 days
  or more...........................................    $ 91,635   $ 80,306   $ 61,287   $ 51,037   $ 49,608   $ 39,267
                                                        ========   ========   ========   ========   ========   ========

Accruing loans past due 90 days or
  more as a % of total loans .......................        0.42 %     0.39 %     0.30 %     0.26 %     0.28 %     0.23 %
                                                        ========   ========   ========   ========   ========   ========